Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Valor Buyer LP
Address of Joint Filer:	c/o Apax Partners US, LLC
601 Lexington Avenue, 58th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Member of 10% Owner Group
Issuer Name and Ticker or Trading Symbol:	VERINT SYSTEMS INC [ VRNT ]

Date of Earliest Transaction

Date of Earliest Transaction
(Month/Day/Year):	12/01/2025
Designated Filer:	Valor Buyer LP

Signature:

Valor Buyer LP

By: Valor Buyer GP LLC, its General Partner

/s/ Jason Wright
Name: Jason Wright
Title: President

Dated: December 1, 2025

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Valor Buyer GP LLC
Address of Joint Filer:	c/o Apax Partners US, LLC
601 Lexington Avenue, 58th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Member of 10% Owner Group
Issuer Name and Ticker or Trading Symbol:	VERINT SYSTEMS INC [ VRNT ]

Date of Earliest Transaction

Date of Earliest Transaction
(Month/Day/Year):	12/01/2025
Designated Filer:	Valor Buyer LP

Signature:

Valor Buyer GP LLC

/s/ Jason Wright
Name: Jason Wright
Title: President

Dated: December 1, 2025

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Valor Topco Limited
Address of Joint Filer:	P.O. Box 656, East Wing, Trafalgar Court Les Banques, St. Peter Port, Guernsey GY1 3PP

Relationship of Joint Filer to Issuer:	Member of 10% Owner Group
Issuer Name and Ticker or Trading Symbol:	VERINT SYSTEMS INC [ VRNT ]

Date of Earliest Transaction

Date of Earliest Transaction
(Month/Day/Year):	12/01/2025
Designated Filer:	Valor Buyer LP

Signature:

Valor Topco Limited

/s/ Mark Babbe
Name: Mark Babbe
Title: Director

Dated: December 1, 2025

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Apax X GP Co. Limited
Address of Joint Filer:	Third Floor, Royal Bank Place, 1 Glategny Esplanade, St. Peter Port, Guernsey GY1 2HJ
Relationship of Joint Filer to Issuer:	Member of 10% Owner Group
Issuer Name and Ticker or Trading Symbol:	VERINT SYSTEMS INC [ VRNT ]

Date of Earliest Transaction

Date of Earliest Transaction
(Month/Day/Year):	12/01/2025
Designated Filer:	Valor Buyer LP

Signature:

Apax X GP Co. Limited

/s/ Jeremy Latham
Name: Jeremy Latham
Title: Director

/s/ Mark Despres
Name: Mark Despres
Title: Company Secretary

Dated: December 1, 2025

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Apax X GP S.a r.l
Address of Joint Filer:	1-3 Boulevard de la Foire, Luxembourg L-15281
Relationship of Joint Filer to Issuer:	Member of 10% Owner Group
Issuer Name and Ticker or Trading Symbol:	VERINT SYSTEMS INC [ VRNT ]

Date of Earliest Transaction

Date of Earliest Transaction
(Month/Day/Year):	12/01/2025
Designated Filer:	Valor Buyer LP

Signature:

Apax X GP S.a r.l

/s/ Geoffrey Limpach
Name: Geoffrey Limpach
Title: Class A Manager

/s/ Pedro Neves
Name: Pedro Neves
Title: Class A Manager

Dated: December 1, 2025

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Apax Guernsey (Holdco) PCC Limited Apax X Cell
Address of Joint Filer:	Third Floor, Royal Bank Place, 1 Glategny Esplanade, St. Peter Port, Guernsey GY1 2HJ
Relationship of Joint Filer to Issuer:	Member of 10% Owner Group
Issuer Name and Ticker or Trading Symbol:	VERINT SYSTEMS INC [ VRNT ]

Date of Earliest Transaction

Date of Earliest Transaction
(Month/Day/Year):	12/01/2025
Designated Filer:	Valor Buyer LP

Signature:

Apax Guernsey (Holdco) PCC Limited acting in respect of Apax X Cell

/s/ Jeremy Latham
Name: Jeremy Latham
Title: Director

Dated: December 1, 2025